Class A Shares – PSCAX Class I Shares – PSCIX

Palmer Square SSI Alternative Income Fund

August 1, 2013

Summary Prospectus
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://palmersquarefunds.com/alternative-income-fund.  You may also obtain this information at no cost by calling 1-866-933-9033 or by sending an e-mail request to investorrelations@palmersquarefunds.com.  The Fund's Prospectus and Statement of Additional Information, both dated August 1, 2013, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Palmer Square SSI Alternative Income Fund (the “Fund”) seeks income.  As a secondary objective, the Fund seeks absolute returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 17 of the Prospectus.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)	None	None
Wire fee or overnight check delivery fee	$20	$20
Retirement account fees (annual maintenance and full redemption requests)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees1	1.30%	1.30%
Distribution and/or service (12b-1) fees	0.25%	None
Other expenses	1.27%	1.27%
Dividend and interest expense on short sales	0.95%	0.95%
Shareholder servicing fee	0.01%	0.01%
All other expenses	0.31%	0.31%
Total annual fund operating expenses	2.82%	2.57%
Fee waiver and/or expense reimbursement2	0.12%	0.12%
Total annual fund operating expenses (after fee waiver and/or expense reimbursements)2	2.70%	2.45%

1.	The management fee includes fees of 0.35% payable to the Fund’s advisor and 0.95% payable to the Fund’s sub-advisor.
2
The Fund’s advisor and sub-advisor have contractually agreed to waive their fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any shareholder servicing plan fees, , taxes, leverage interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively.  The expense limitation agreement has been structured so that the advisor will first be required to waive an amount up to its entire management fee (0.35%) before the sub-advisor will be required to waive its fee or pay for Fund operating expenses that exceed the amount of the advisor’s fee. This agreement is effective until July 31, 2014 and is subject thereafter to annual re-approval of the agreement by the advisor, the sub-advisor, and the Trust’s Board of Trustees.  This agreement may be terminated before that date only by with the consent of the Trust’s Board of Trustees.  The Fund’s advisor and sub-advisor are permitted to seek reimbursement from the Fund, subject to certain limitations, for waived fees and Fund expenses paid for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above.

Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Fund’s Advisor.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$832	$1,388	$1,968	$3,533
Class I shares	$248	$788	$1,355	$2,896

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the period from May 25, 2012 (commencement of operations) to March 31, 2013 the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to invest in convertible securities and to establish short positions in the common stock of the issuers of those convertible securities.  The term “convertible security” refers to a bond or a preferred stock that can be converted into shares of a company’s common stock. The Fund’s strategy in this regard is managed on a day-to-day basis by SSI Investment Management, Inc., the sub-advisor to the Fund (the “Sub-Advisor”), subject to overall monitoring by the Fund’s investment advisor, Palmer Square Capital Management LLC (the “Advisor”).

Pursuant to its strategy, the Fund seeks returns that exceed prevailing short-term rates (e.g., the return on 90-day U.S. Treasury bills). In combining long positions in convertible securities with short positions in common stock of the same issuers, the Fund seeks to maintain a “hedged convertible” investment portfolio with returns that the Fund’s portfolio managers expect will generally be less volatile and have less correlation with the broader capital markets, prevailing short-term interest rates, and capital markets indices.

In pursuing the Fund’s investment strategy, the Sub-Advisor seeks to identify convertible securities it believes are undervalued. The Sub-Advisor generally assesses the income characteristics, liquidity, and “equity sensitivity” of a convertible security (i.e., the sensitivity of a convertible security to changes in the price of the issuer’s common stock) in determining whether it is likely undervalued and therefore a candidate for investment by the Fund.

After acquiring a convertible security, the Fund will establish a short position in the common stock of the same issuer. These short positions are intended to provide the Fund’s holdings of convertible securities with some protection from decreases in the price of the related common stock. The Sub-Advisor bases the size of each short position on the equity sensitivity of the related convertible security. The Fund’s short positions will generally be smaller on a dollar value basis than its long positions in convertible securities. The Fund seeks to hedge its long positions on a security-by-security basis.

The Fund will generally invest in convertible securities that are part of an issuance that is at least $40 million in size, which may be issued by U.S. or non-U.S. companies.  The Fund will generally, but not exclusively, seek to invest in the convertible securities of companies with market capitalizations between $500 million and $10 billion.  The Fund may hold investment-grade and below investment-grade (i.e., “junk”) convertible securities.

The Sub-Advisor will consider selling a convertible security and closing the related short position in common stock when it believes the convertible security ceases to be undervalued relative to the Sub-Advisor’s expectations, when it identifies a potentially unfavorable change in the structure of a convertible security or the underlying company, when it determines that convertible securities, as an asset class, are likely to diverge further from the Sub-Advisor’s expectations regarding their value or when the Fund requires cash to meet redemption requests.

The Fund is not intended to meet the short-term financial needs of any investor or to provide a complete or balanced investment program. The Fund’s investment strategy will involve active and frequent trading.  As a result, the Fund’s portfolio turnover may exceed 100% on an annual basis, which will result in the Fund incurring transaction costs that detract from performance and affect the tax treatment of the Fund’s gains.

For temporary defensive purposes, the Sub-Advisor may invest up to 100% of the Fund’s total assets in investment grade corporate debt securities, high-quality, short-term debt securities and money market instruments.  The Fund may also hold investment grade corporate debt securities, short-term debt securities and money market instruments to retain flexibility in meeting redemptions and paying expenses. Taking a temporary defensive position may result in the Fund not achieving its investment objectives.

The Fund is “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.

Principal Risks
The Fund’s principal risks are described below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose part or all of your investment in the Fund.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on a convertible security’s investment value.

Fixed Income Risk.  Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, fixed income securities may be subject to “call” or “extension” risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates. Extension risk occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Preferred Securities Risk.  Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.  Generally, preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.  Once all the arrearages have been paid, it is typical that the preferred security holders no longer have voting rights.  In addition, preferred securities often have features that can adversely affect their returns:

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.

•
An issuer may be able to exercise an option to redeem its preferred securities at par earlier than scheduled.  Certain preferred securities, for example, have redemption features that are triggered by changes in U.S. federal income tax or securities laws.

Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Credit Risk.  An issuer of a debt security or a preferred security could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Interest Rate Risk.  Interest rate risk is the risk that prices of fixed income and preferred securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor or Sub-Advisor.

Short Sales Risk.  In connection with establishing a short position in a security, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.

Leveraging Risk.  Certain transactions the Fund may undertake, including short positions in financial instruments, may give rise to a form of leverage.  Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk.  To the extent the Fund has investment exposure to foreign markets, the Fund’s performance will be influenced by political, social and economic factors affecting investments in such markets, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Currency Risk.   Investments in financial instruments related to or denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar.  Similarly, investments that speculate on the appreciation of the U.S. Dollar are subject to the risk that the U.S. Dollar may decline in value relative to foreign currencies.

Small or Mid-Cap Company Risk.  The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

Below Investment Grade Risk.  Debt securities rated below investment grade (often called “junk bonds”) generally have greater credit risk than higher-rated securities. Companies issuing high yield, fixed-income securities are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to changes in the economy than those companies with higher credit ratings.

Portfolio Turnover Risk.  The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year.  Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Fund’s performance.

Management Risk.  Investment strategies employed by the Advisor and the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Non-Diversification Risk.  Because the Fund may invest a relatively high percentage of its assets in a limited number of positions, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance
The Fund does not yet have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Advisor
Palmer Square Capital Management LLC serves as the Fund’s investment advisor pursuant to an investment management agreement with the Fund.

Sub-Advisors
SSI Investment Management, Inc. serves as the sub-advisor to the Fund pursuant to a separate investment sub-advisory agreement directly with the Fund.

Portfolio Managers

Portfolio Manager	Managed the Fund Since:
George M. Douglas, Principal, Portfolio Manager, and Chief Investment Officer, SSI Investment Management, Inc.	Inception May 25, 2012
Alexander W. Volz, Portfolio Manager, SSI Investment Management, Inc.	Inception May 25, 2012
Dagney M. Hollander, Portfolio Manager, SSI Investment Management, Inc.	August 1, 2013

Purchase and Sale of Fund Shares
The following shows the Fund's investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100
Class I Shares
All Accounts	$1,000,000	$5,000

Shares of the Fund are redeemable through your broker-dealer or other financial intermediary, by mail, or by telephone on any day the New York Stock Exchange is open for business.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.